FundX Upgrader Fund – FUNDX
FundX Flexible Income Fund – INCMX
FundX Conservative Upgrader Fund – RELAX
FundX Aggressive Upgrader Fund – HOTFX
FundX Sustainable Impact Fund - SRIFX

Supplement dated June 24, 2021 to
Prospectus, Summary Prospectus and Statement of Additional Information (“SAI”)
dated January 30, 2021

At a Special Meeting (the "Meeting") the Board of Trustees (the "Board") of the FundX Investment Trust (the "Trust") approved a special meeting (the "Special Meeting") of the Funds' shareholders to be held on September 1, 2021 to consider and approve a new investment advisory agreement (the "Proposed Agreement") between the Trust, on behalf of the Funds, and One Capital Management LLC (the “OCM”). At the Meeting, the Board, including its independent trustees, approved the new investment advisory agreement in connection with a proposed change in control of the equity ownership the FundX Investment Group, LLC ("Current Advisor") pursuant to a transaction (the "Transaction") with OCM. Shareholders of record as of the close of business on June 30, 2021 will be entitled to vote at the Special Meeting.

At the Meeting, the Board received information about the Transaction and its potential impact on the Funds, as well as the terms of the Proposed Agreement. The Board received and reviewed extensive information and documentation from both the Current Advisor and the Advisor relating to the Transaction and other relevant matters. Factors relating to continuity of investment personnel of the Current Advisor with the Advisor, historical performance of the Current Advisor, and the resources of the Advisor, were considered. The Board reviewed detailed information about the Transaction, the structure, operations, organization, personnel, and financial capabilities of OCM and the financial terms of the Transaction. The Board reviewed and discussed the structure of the Transaction with representatives of both the Current Advisor and the Advisor. Additionally, information and analysis previously provided by the Current Advisor over the course of their service to the Funds was considered in evaluating the Proposed Agreement. The Board considered such information carefully in conjunction with the other detailed information it received from the Current Advisor in the process of conducting its annual consideration and approval of the continuance of the Current Agreement. In preparation for the Meeting, the Board was provided with, and the Board reviewed and considered, extensive information regarding the Funds and the Current Advisor, detailing the services provided by the Current Advisor to each of the Funds under the Current Agreement. The Board considered that the same portfolio managers responsible for the investments of the Funds under the Current Agreement would continue under the Proposed Agreement. The Board in particular noted and considered that there are no material differences between the terms of the Proposed Agreement and the terms of the Current Agreement.

For more information regarding the Board’s considerations regarding its approval of the Proposed Agreement and the required shareholder vote, please see the preliminary proxy statement filed on or about June 28 and the definitive proxy statement which the Trust intends to mail to the Fund’s shareholders on or about July 19, 2021.

Please retain this Supplement with your Prospectus and Statement of Additional Information dated January 30, 2021 for future reference. These documents are available upon request and without charge by calling the Fund at 1-866-455‑FUND [3863].

Please retain this Supplement with the Prospectus, Summary Prospectus and SAI.
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